THE ARBITRAGE FUNDS

Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Credit Opportunities Fund

(together, the “Funds”)

Supplement No. 1 dated May 27, 2026 to the Prospectus of the Funds dated
September 26, 2025 (the “Prospectus”) and the Summary Prospectus of
Arbitrage Fund dated September 26, 2025

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Important Notice Regarding Change in Arbitrage Fund’s Investment Policy

The Board of Trustees of the Arbitrage Fund (the “Fund”) has approved the elimination of the Fund’s non-fundamental 80% investment policy upon 60 days’ prior written notice to the Fund’s shareholders.

Effective August 3, 2026, the first paragraph under “Principal Investment Strategies” under the “SUMMARY SECTION” on page 3 of the Summary Prospectus for Arbitrage Fund is hereby deleted in its entirety and replaced with the following:

The Fund invests in equity securities of companies (both U.S. and foreign) that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. Equity securities include common and preferred stock. The Fund may invest in equity securities of companies of any market capitalization. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The Fund’s investment adviser (the “Adviser”) uses various investment strategies, including short selling and the purchasing and selling of options, in an attempt to preserve capital during times of market stress and to minimize market exposure, correlation, and volatility. The Adviser expects the Fund’s assets to be invested across various industries; however, if for example, a large percentage (namely, at least 50%) of mergers or other corporate events taking place within the U.S. are within one industry over a given period of time, a large portion of the Fund’s assets could be concentrated in that industry for that period of time.

Effective August 3, 2026, the first paragraph under “Principal Investment Strategies and Policies” under the “INVESTMENT OBJECTIVE POLICIES AND RISKS” section on page 27 of the Prospectus for the Arbitrage Fund is hereby deleted in its entirety and replaced with the following:

To achieve its investment objective, Arbitrage Fund invests in equity securities of companies (both U.S. and foreign) involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other types of corporate reorganizations (all referred to as “corporate reorganizations”). Equity securities include common and preferred stock. The Fund may invest in equity securities of companies of any market capitalization.

Please retain this supplement for future reference.